UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 30, 2015

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On March 30, 2015 Pacific Biosciences of California, Inc. (the “Company”) entered into the following amendments with respect to certain of its real property leases (the “Lease Amendments”), which provide for, among other things, extensions of the periods for the Company’s delivery of option notices with respect to extended terms, as well as a rent abatement for a certain period of time:

•	Fifth Amendment to Lease Agreement with Peninsula Innovation Partners, LLC (the “Landlord”) with respect to the property located at 940 Hamilton Avenue, Menlo Park, California;
•	Fifth Amendment to Lease Agreement with the Landlord with respect to property located at 960 Hamilton Avenue, Menlo Park, California;
•	Second Amendment to Lease Agreement with the Landlord with respect to property located at 1003-1005 Hamilton Avenue, Menlo Park, California;
•	Second Amendment to Lease Agreement with the Landlord with respect to property located at 1010 Hamilton Avenue, Menlo Park California;
•	Second Amendment to Lease Agreement with the Landlord with respect to property located at 1180 Hamilton Court, Menlo Park, California;
•	Second Amendment to Lease Agreement with the Landlord with respect to property located at 1350 Willow Road, Suite 101, Menlo Park, California,; and
•	Third Amendment to Lease Agreement with Landlord with respect to property located at 1380 Willow Road, Menlo Park, California.

The foregoing description of the Lease Amendments does not purport to be complete and is qualified in its entirety by reference to the Lease Amendments filed herewith as exhibits 10.1 through 10.7 to this Current Report on Form 8-K.

ITEM 9.01 EXHIBITS

(d) Exhibits

25
Exhibit No.	Description
10.1	Fifth Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.2	Fifth Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.3	Second Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.4	Second Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.5	Second Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.6	Second Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.7	Third Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Brian B. Dow
Brian B. Dow Vice President and Principal Accounting Officer

Date: March 31, 2015

EXHIBIT INDEX

25
Exhibit No.	Description
10.1	Fifth Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.2	Fifth Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.3	Second Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.4	Second Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.5	Second Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.6	Second Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015
10.7	Third Amendment to Lease Agreement with Peninsula Innovation Partners, LLC, dated March 30, 2015